UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 18, 2006

                              --------------------

                              Calibre Energy, Inc.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

           000-50830                                    88-0343804
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

        1667 K St., NW, Ste. 1230
             Washington, DC                               20006
             --------------                               -----
(Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (202) 223-4401


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02 Unregistered Sales of Equity Securities


         On April 18, 2006 Calibre Energy, Inc. (the "Company") completed a private placement to institutional and other accredited investors in which it sold 5,800,000 units. Each unit, composed of one share of common stock and a warrant to purchase a share of common stock, was sold at a price of $2.00. Aggregate gross proceeds to the Company were $11,600,000.


         Each warrant issued entitles the holder to acquire one additional share of Calibre Energy, Inc. common stock at an exercise price of U.S. $2.75 per share at any time on or before two years following the date of issuance. Provided that if the closing price of our common stock on any exchange on which the common stock is traded or quoted equals or exceeds U.S.$4.00 for 20 consecutive trading days and if either: (i) a registration statement registering the re-sale of the shares issuable upon exercise of the warrants has been declared effective, or (ii) Calibre has completed a "Canadian Going Public Transaction" as referred to in the Warrant under the caption "Canadian Reporting Issuer Status," then the warrant term shall be automatically reduced to 30 days from the date of initial issuance of a news release by the Company announcing the change to the warrant term.


         In connection with sales outside the United States, Calibre Energy paid finders fees totaling $892,000 and issued to the finders warrants to acquire a total of 579,500 shares on the same terms as those warrants issued to the investors except that the exercise price for the finders warrants is $2.00 per share.

         In connection with the private placement, Calibre Energy has agreed to file a registration statement on Form SB-2 as promptly as practical to register the re-sale of the shares of common stock purchased in the offering and the shares of common stock issuable upon exercise of the warrants.


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         The securities were offered and sold to 47 investors. The securities were sold either to "accredited investors," as such term is defined in Rule 501 under the Securities Act ("Act") or in "offshore transactions" as such term is defined in Regulation S. The offers and sales were made without registration under the Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of Act, Regulation D and Regulation S under the Act and in reliance on similar exemptions under applicable state laws.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibit is to be filed as part of this 8-K:

Exhibit No.         Description
-----------         -----------

10.1 Form of Common Stock Purchase Warrant dated April 18, 2006 issued to investors and finders.

10.2 Registration Rights Agreement dated April 18, 2006 among Calibre Energy, Inc. and the investors party thereto.

99.1                Press release issued April 18, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CALIBRE ENERGY, INC.



Date:  April 24,  2006             By:   /s/ Prentis B. Tomlinson, Jr.
     -------------------              ------------------------------------------
                                   Name: Prentis B. Tomlinson, Jr., President



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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

10.1 Form of Common Stock Purchase Warrant dated April 18, 2006 issued to investors and finders.

10.2 Registration Rights Agreement dated April 18, 2006 among Calibre Energy, Inc. and the investors party thereto.

99.1                Press release issued April 18, 2006.